Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

Hercules Incorporated 1
(Exact name of obligor as specified in its charter)

Delaware	51-0023450
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1313 North Market Street
Wilmington, DE	19894-0001
(Address of principal executive offices)	(Zip code)

6 3/4% Senior Subordinated Notes due 2029 (Title of the indenture securities)

1 See Table 1 for list of additional obligors

Table 1

Address of each of the Guarantors listed below is Hercules Plaza, 1313 North Market Street, Wilmington, Delaware 19894-0001

State or Other
	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Exact Name of Guarantor	Organization	Number
Aqualon Company	Delaware	23-2441476
Athens Holdings, Inc.	Delaware	51-0387251
Covington Holdings, Inc.	Delaware	51-0384615
East Bay Realty Services, Inc.	Delaware	51-0333230
FiberVisions Incorporated	Delaware	52-2043124
FiberVisions, L.L.C.	Delaware	51-2044047
FiberVisions, L.P.	Delaware	51-0387251
FiberVisions Products, Inc.	Georgia	58-2131693
Hercules Country Club, Inc.	Delaware	51-0333273
Hercules Credit, Inc.	Delaware	51-0261785
Hercules Euro Holdings, LLC	Delaware	*
Hercules Finance Company	Delaware	31-1342715
Hercules Flavor, Inc.	Delaware	51-0339950
Hercules Hydrocarbon Holdings, Inc.	Delaware	03-0412685
Hercules International Limited, LLC	Delaware	*
Hercules Paper Holdings, Inc.	Delaware	01-0641650
Hercules Shared Services Corporation	Delaware	51-0099408
WSP, Inc.	Delaware	41-1575136

* Pass-through entity.

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency Treasury Department Washington, D.C.

Federal Deposit Insurance Corporation Washington, D.C.

Federal Reserve Bank of San Francisco San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

           None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the form S-4 dated May 25, 2004 of Amkor Technology, Inc. file number 333-115821.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 24th day of June 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Jane Schweiger
Jane Schweiger
Vice President

EXHIBIT 6

June 24, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Jane Schweiger
Jane Schweiger
Vice President